UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2021

Medicus Sciences Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40068	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

152 West 57th Street, Floor 20

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 259-8400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-ninth of one redeemable warrant	MSACU	The Nasdaq Stock Market LLC

Class A ordinary shares included as part of the units	MSAC	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units	MSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 12, 2021, the Registration Statement on Form S-1 (File No. 333-251674) (the “Registration Statement”) relating to the initial public offering (“the IPO”) of Medicus Sciences Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On February 18, 2021, the Company consummated the IPO of 9,200,000 units (the “Units”), including 1,200,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional units to cover over-allotments (the “Over-Allotment Units”). Each Unit consists of (i) one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), (ii) one-ninth of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share and (iii) the contingent right to receive, in certain circumstances as described in the Registration Statement and pursuant to a contingent rights agreement, at least two-ninths of one redeemable warrant. The contingent rights will remain attached to the Class A Ordinary Shares, will not be separately transferable, assignable or salable, and will not be evidenced by any certificate or instrument. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $92,000,000 (before underwriting commissions and offering expenses). Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated February 15, 2021, by and between the Company and Maxim Group LLC, as the representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated February 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Contingent Rights Agreement, dated February 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated February 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated February 15, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated February 15, 2021 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and Medicus Sciences Holdings LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated February 15, 2021 (the “Maxim Private Placement Warrants Purchase Agreement” and together with the Sponsor Private Placement Warrants Purchase Agreement, the “Private Placement Warrants Purchase Agreements”), by and between the Company and Maxim Partners LLC (“Maxim”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Letter Agreement, dated February 15, 2021, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated February 15, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 5,022,222 warrants (the “Private Placement Warrants”) to the Sponsor and Maxim (3,642,222 Private Placement Warrants to the Sponsor and 1,380,000 to Maxim) at a purchase price of $0.90 per Private Placement Warrant, generating gross proceeds to the Company of $4,520,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor and Maxim have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination, and except that the Private Placement Warrants will not have identical redemption terms to the Warrants, as described in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 12, 2021, the following individuals were appointed to the board of directors of the Company: Kenneth Berkovitz, M.D., F.A.C.C., Christopher Kaster, and Ross Levine, M.D. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 15, 2021, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands General Registry, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $92,000,000, comprised of $89,770,005.50 of the proceeds from the IPO (which amount includes $2,300,000 of the underwriter’s deferred underwriting commissions) and $2,229,994.50 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly tendered in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of its obligation to provide holders of the Class A Ordinary Shares the right to have their shares redeemed in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On February 15, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 18, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 15, 2021, by and between the Company and Maxim Group LLC.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated February 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
4.2	Contingent Rights Agreement, dated February 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.
10.1	Investment Management Trust Agreement, February 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.2	Registration Rights Agreement, dated February 15, 2021, by and among the Company and certain security holders.
10.3	Private Placement Warrants Purchase Agreement, dated February 15, 2021, by and between the Company and Medicus Sciences Holdings LLC.
10.4	Private Placement Warrants Purchase Agreement, dated February 15, 2021, by and between the Company and Maxim Partners LLC.
10.5	Letter Agreement, dated February 15, 2021, by and among the Company, its officers, directors and Medicus Sciences Holdings LLC.
10.6	Administrative Support Agreement, dated February 15, 2021, by and between the Company and Medicus Sciences Holdings LLC.
99.1	Press Release, dated February 15, 2021.
99.2	Press Release, dated February 18, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2021

MEDICUS SCIENCES ACQUISITION CORP.

By:	/s/ Michael Castor
Name: Michael Castor
Title: Chief Executive Officer

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